SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  November 21, 1997
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                               V-ONE CORPORATION
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-21511
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DELAWARE                                               52-1953278
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(State or other jurisdiction                 (IRS Employer Identification No.)
  of incorporation)


20250 Century Boulevard - Suite 300
Germantown, Maryland                                        20874
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(Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number, including area code:

                                 (301) 515-5200
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         (Former name or former address, if changed since last report.)







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Item 5.  Other Events.

      Effective November 21, 1997, V-ONE Corporation ("V-ONE") retained David D. Dawson to serve as its President and Chief Executive Officer. This position was previously held by James F. Chen, founder of V-ONE, who will continue in his role as Chairman. For further information regarding Mr. Dawson, see the press release included as Exhibit 99.1 to this Form 8-K.

      On November 7, 1997, H.H. Cheng resigned as a director of V-ONE. Mr. Cheng's letter of resignation is included as Exhibit 99.2 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

          (c)   Exhibits.

99.1      Press Release dated December 2, 1997.

99.2      Letter of Resignation of H.H. Cheng dated November 7, 1997.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  December 2, 1997



                                     V-ONE CORPORATION



                                     By:   /s/ Charles B. Griffis
                                         ----------------------------
                                     Name:  Charles B. Griffis
                                     Title: Senior Vice President, Chief
                                             Financial Officer and Treasurer